EXHIBIT 10.4
LIMITED WAIVER AND AGREEMENT
This Limited Waiver and Agreement dated as of July 21, 2014, (this "Waiver"), is entered into by CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower party hereto, the lenders party to the Credit Agreement described below, and ABC FUNDING, LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the "Administrative Agent").
INTRODUCTION
A.            Reference is made to the Amended and Restated Credit Agreement dated as of May 9, 2014 (as modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender") and the Administrative Agent.
B.            Section 7.11(a) of the Credit Agreement requires that the Borrower not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 during the fiscal quarter ending June 30, 2014 (the "FCCR Covenant"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the FCCR Covenant for the fiscal quarter ending June 30, 2014 (the "FCCR Covenant Default").
C.            Section 7.11(c) of the Credit Agreement requires that the Borrower not permit the Consolidated Secured Leverage Ratio to be greater than 5.25 to 1.00 during the fiscal quarter ending June 30, 2014 (the "Leverage Covenant"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the Leverage Covenant for the fiscal quarter ending June 30, 2014 (the "Leverage Covenant Default").
D.            Section 7.11(d) of the Credit Agreement requires that the Borrower not permit Consolidated EBITDA for the four fiscal quarter period ending June 30, 2014 to be less than $30,000,000 (the "EBITDA Requirement"), and the Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the EBITDA Requirement for the four fiscal quarter period ending June 30, 2014 (the "EBITDA Requirement Default").
E.            Section 7.20 of the Credit Agreement prohibits the Borrower from directly or indirectly, requesting Revolving Credit Loans (as defined in the First Lien Credit Agreement) if the Borrower is not in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement (the "Revolving Borrowing Requirement"), and the Borrower has informed the Administrative Agent and the Lenders that it is planning to borrow one or more Revolving Credit Loans (as defined in the First Lien Credit Agreement) pursuant to the First Lien Credit Agreement on or before the Limited Waiver Expiration Date (as defined below) in an aggregate amount not to exceed $5,000,000 (the "Subject Revolving Borrowings").
F.            Each of the FCCR Covenant Default, the Leverage Covenant Default and the EBITDA Requirement Default constitutes an Event of Default under Section 8.01(b) of the Credit Agreement (collectively, the "Financial Covenant Defaults").

G.            The Borrower has informed the Administrative Agent and the Lenders that it is not in compliance with the covenants set forth in Section 7.11(a), Section 7.11(b) and Section 7.11(c) of the First Lien Credit Agreement for the fiscal quarter ending June 30, 2014 (collectively, the "First Lien Defaults").  The First Lien Defaults constitute Events of Default under Section 8.01(e) of the Credit Agreement (the "Cross-Defaults", and together with the Financial Covenant Defaults, the "Subject Defaults").
H.            In connection with the foregoing, the Borrower has requested, and the Lenders have agreed, subject to the terms and conditions of this Waiver, to waive the Subject Defaults and the Revolving Borrowing Requirement with respect to the Subject Revolving Borrowings, in each case, until July 28, 2014 (the "Limited Waiver Expiration Date").
THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
Section 1.                          Definitions; References.  Unless otherwise defined in this Waiver, each term used in this Waiver that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                          Waiver & Agreements.

(a)            The Lenders hereby waive the Subject Defaults and the Revolving Borrowing Requirement with respect to the Subject Revolving Borrowings; PROVIDED THAT SUCH WAIVER OF THE SUBJECT DEFAULTS AND REVOLVING BORROWING REQUIREMENT SHALL AUTOMATICALLY EXPIRE AT 5:00 P.M. EASTERN TIME ON THE LIMITED WAIVER EXPIRATION DATE.  On and after the Limited Waiver Expiration Date, the Subject Defaults shall constitute Events of Default under the Credit Agreement unless and until the Required Lenders, in their sole discretion, enter into a permanent waiver of the Subject Defaults.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents or a waiver of any Default or Event of Default that may have occurred or may hereafter occur (other than the foregoing waiver of the Subject Defaults until the Limited Waiver Expiration Date).  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.11(a), Section 7.11(c), Section 7.11(d) or Section 7.20 of the Credit Agreement shall constitute a Default and Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with (a) any present or future defaults under the Credit Agreement or any other provision of any Loan Document other than the Subject Defaults, and (b) the Subject Defaults after the Limited Waiver Expiration Date.

(b)            The Administrative Agent, the Lenders and the Borrower hereby agree that from and including the date of this Waiver and through and including the Limited Waiver Expiration Date, (i) the Borrower shall not be entitled to, and shall not, request Credit Extensions (as defined in the First Lien Credit Agreement) in an aggregate principal amount in excess of $5,000,000 in the aggregate, (ii) all interest on the principal amount of all Obligations outstanding under the Credit Agreement shall, in each case, accrue at the Default Rate and (iii) no Loans may be requested as, converted to or continued as Eurodollar Rate Loans.

(c)            From and after the date immediately following the Limited Waiver Expiration Date, (i) the Borrower hereby acknowledges and agrees, that, pursuant to Section 2.06(b)(i) of the Credit Agreement, all interest on the principal amount of all Obligations outstanding under the Credit Agreement shall accrue at the Default Rate while any of the Subject Defaults exist and (ii) the Required Lenders hereby declare in accordance with Section 2.02(c) of the Credit Agreement, and the Borrower hereby acknowledges and agrees, that no Loans may be requested as, converted to or continued as Eurodollar Rate Loans while any of the Subject Defaults exist.

(d)            The Borrower has provided the Administrative Agent and the Lenders with a cash flow forecast (the "Cash Flow Forecast") for the Loan Parties during the period from and including the date of this Waiver through and including July 27, 2014 (the "Cash Flow Forecast Period").  The Borrower hereby agrees that it will not permit the cash expenditures of the Loan Parties to exceed $8,850,000 in the aggregate during the Cash Flow Forecast Period.

Section 3.                        Representations and Warranties.  The Borrower represents and warrants that (a) the execution, delivery, and performance of this Waiver by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Waiver and the Credit Agreement constitute legal, valid, and binding obligations of each Loan Party that is a party hereto or thereto, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) after giving effect to this Waiver and the First Lien Waiver (as defined below), the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each Loan Document are true and correct in all material respects as of the date of this Waiver, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; (d)  after giving effect to this Waiver and the First Lien Waiver, no Default or Event of Default exists under the Loan Documents; (e) the Liens under the Security Documents are valid and subsisting and secure the Obligations; and (f) as of the date of this Waiver, the Outstanding Amount of the (i) Tranche A Term Loans is $20,000,000 and (ii) Tranche B Term Loans is $80,000,000.

Section 4.                          Effect on Loan Documents.  Except as expressly modified hereby, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Except as expressly provided in Section 2 hereof, nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents, including the waiver of any Default or Event of Default, however denominated.  The Borrower acknowledges and agrees that this Waiver shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Waiver is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Waiver may be a Default or Event of Default under the other Loan Documents.

Section 5.                          Effectiveness.  This Waiver shall become effective upon the satisfaction of the following conditions:

(a)            the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Subsidiary Guarantor, and by the Required Lenders; and

(b)            the Administrative Agent (or its counsel) shall have received a waiver (the "First Lien Waiver") executed and delivered by the appropriate parties under the First Lien Credit Agreement, which waiver (i) waives (through and including the Limited Waiver Expiration Date) any default or event of default under Section 8.01(b) of the First Lien Credit Agreement resulting from the Borrower's failure to comply with Section 7.11(a), Section 7.11(b) and Section 7.11(c) of the First Lien Credit Agreement, (ii) waives (through and including the Limited Waiver Expiration Date) any default or event of default under Section 8.01(e) of the First Lien Credit Agreement resulting from the existence of the FCCR Covenant Default, the Leverage Covenant Default and the EBITDA Requirement Default, and (iii) is otherwise in form and substance satisfactory to the Administrative Agent.

Section 6.                          Reaffirmation of Subsidiary Guaranty and Security Documents.  By its signature hereto, each Subsidiary Guarantor represents and warrants that (a) such Subsidiary Guarantor has no defense to the enforcement of the Subsidiary Guaranty, and that according to its terms the Subsidiary Guaranty will continue in full force and effect to guaranty the Borrower's obligations under the Credit Agreement and the other amounts described in the Subsidiary Guaranty following the execution of this Waiver and (b) the Liens created under the Security Documents to which such Subsidiary Guarantor is a party are valid and subsisting and will continue in full force and effect to secure the Borrower's obligations under the Credit Agreement and the other amounts described in such Security Documents following the execution of this Waiver.

Section 7.                         Governing Law.  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.                          Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Waiver.  This Waiver may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically or by telecopier.

Section 9.                        ENTIRE AGREEMENT.  THIS WAIVER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 10.                     No Actions, Claims, Etc.  As of the date hereof, each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders or the Administrative Agent's or any Lender's respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

Section 11.                     General Release.  In consideration of the Administrative Agent's and the Lenders' willingness to enter into this Waiver, each Loan Party hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent's and each Lender's respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives and affiliates (all of the above, collectively, the "Lender Group"), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted (all of the above, collectively, "Claims") that existed, arose or occurred at any time from the beginning of the world to the date of execution of this Waiver, which any Loan Party may have or claim to have against any of the Lender Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

Section 12.                      Further Assurances.  The Borrower agrees promptly to take such action, upon the request of any Lender or the Administrative Agent, as is necessary to carry out the intent of this Waiver.

* * * *

EXECUTED as of the first date above written.

CAL DIVE INTERNATIONAL, INC.
By:	/s/ Lisa M. Buchanan
Name:	Lisa M. Buchanan
Title:	Executive Vice President, General Counsel and Secretary

CAL DIVE OFFSHORE CONTRACTORS, INC., a Delaware corporation
AFFILIATED MARINE CONTRACTORS, INC., a Delaware corporation
FLEET PIPELINE SERVICES, INC., a Delaware corporation
GULF OFFSHORE CONSTRUCTION, INC., a Delaware corporation
CDI RENEWABLES, LLC, a Delaware limited liability company

By:	/s/ Lisa M. Buchanan
Name:	Lisa M. Buchanan
Title:	Vice President, General Counsel and Secretary

Signature Page to Second Lien Limited Waiver and Agreement

ABC FUNDING, LLC, as Administrative Agent
Summit Partners Credit Advisors, L.P.
Its: Manager

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND, L.P., as a Lender
By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT FUND A-1, L.P., as a Lender
By:	Summit Partners Credit A-1 GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

Signature Page to Second Lien Limited Waiver and Agreement

SUMMIT PARTNERS CREDIT FUND A-2, L.P., as a Lender
By:	Summit Partners Credit A-2 GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS I (UK), L.P., as a Lender
By:	Summit Investors Management, LLC
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT INVESTORS I, LLC, as a Lender
By:	Summit Investors Management, LLC
Its:	Manager

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P., as a Lender
By:	Summit Partners Credit GP, L.P.
Its:	General Partner

By:	/s/ Todd Hearle
Name:	Todd Hearle
Title:	Authorized Signatory

Signature Page to Second Lien Limited Waiver and Agreement

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as a Lender
By:	/s/ Jason Strife
Name:	Jason Strife
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tamar Scoville
Name:	Tamar Scoville
Title:	Vice President

Signature Page to Second Lien Limited Waiver and Agreement